Exhibit 99.1

SharpLink Gaming Announces $425,000,000 Private Placement to Initiate Ethereum Treasury Strategy

SharpLink continues its online performance-based marketing company serving the U.S. sports betting and global iGaming industries

Upon the closing of the Private Placement, SharpLink will adopt an Ethereum Treasury Strategy

Joseph Lubin, the Founder and CEO of Consensys and Co-Founder of Ethereum, will become Chairman of the Board of Directors of the Company effective upon the closing of the private placement

MINNEAPOLIS - May 27, 2025 - SharpLink Gaming, Inc. (NASDAQ:SBET) (the “Company” or “SharpLink”) today announced that it has entered into securities purchase agreements for a private investment in public equity (PIPE) for the purchase and sale of 69,100,313 shares of common stock (or common stock equivalents in lieu thereof) at a price of $6.15 per share ($6.72 per share for certain members of the Company’s management team), for expected aggregate gross proceeds of approximately $425,000,000, before deducting placement agent fees and other offering expenses.

Consensys Software Inc. acted as the lead investor, and the offering included participation by prominent crypto venture capital firms and infrastructure providers such as ParaFi Capital, Electric Capital, Pantera Capital, Arrington Capital, Galaxy Digital, Ondo, White Star Capital, GSR, Hivemind Capital, Hypersphere, Primitive Ventures, and Republic Digital among others including Rob Phythian, SharpLink’s CEO, and Robert DeLucia, SharpLink’s CFO.

The closing of the offering is expected to occur on or about May 29, 2025, subject to the satisfaction of customary closing conditions. The Company intends to use the funds to acquire the native cryptocurrency of the Ethereum blockchain commonly referred to as “ETH” pending identification of working capital needs and other general corporate purposes. ETH will serve as the Company’s primary treasury reserve asset.

A.G.P./Alliance Global Partners is acting as the sole placement agent in connection with the offering.

“This is a significant milestone in SharpLink’s journey and marks an expansion beyond our core business. On closing, we look forward to working with Consensys and welcoming Joseph to the Board,” said Rob Phythian, Founder and CEO of SharpLink.

“On close, Consensys looks forward to partnering with SharpLink to explore and develop an Ethereum Treasury Strategy and to work with them in their core business as a strategic advisor. This is an exciting time for the Ethereum community, and I am delighted to work with Rob and the team to bring the Ethereum opportunity to public markets,” said Joseph Lubin, Founder and CEO of Consensys and Co-Founder of Ethereum.

The offer and sale of the foregoing securities is being made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. Concurrently with the execution of the securities purchase agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Advisors

Sullivan & Worcester LLP is acting as legal advisor to A.G.P./Alliance Global Partners.

Thompson Hine LLP is acting as legal advisor to SharpLink Gaming, Inc.

Baker Botts L.L.P. is acting as legal advisor to Consensys Software Inc.

About SharpLink Gaming, Inc.

Headquartered in Minneapolis, Minnesota, SharpLink is a trusted marketing partner to leading sportsbooks and online casino gaming operators worldwide. Through its iGaming affiliate marketing network, known as PAS.net, SharpLink focuses on driving qualified traffic and player acquisitions, retention and conversions to U.S. regulated and global iGaming operator partners worldwide. SharpLink also owns and operates a portfolio of direct-to-player, state-specific, affiliate marketing websites designed to attract, acquire and drive local sports betting and online casino gaming traffic to its valued partners which are licensed to operate in each respective state. For more information, please visit www.sharplink.com.

Upon closing of the Private Placement, the Company will adopt an Ethereum Treasury Strategy.

About Consensys Software Inc.

Consensys is the leading Ethereum software company, building the infrastructure, tools, and protocols that power the world’s largest decentralized ecosystem. Founded in 2014 by Ethereum co-founder Joseph Lubin, Consensys has played a foundational role in Ethereum’s growth, from pioneering products like MetaMask and Linea to shaping protocol development and staking infrastructure. Today, Consensys continues to lead Ethereum’s evolution through strategic R&D, and direct contributions to network upgrades. With a global product suite, and deep roots across the ecosystem, Consensys is uniquely positioned to accelerate Ethereum’s role as the trust layer for a new global economy, one that is decentralized, programmable, and open to all.

Upon the closing of the Private Placement, Joseph Lubin, Founder and CEO of Consensys, is expected to become Chairman of the Board of Directors of the Company.

Forward-Looking Statement

Statements in this press release about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and these forward-looking statements are subject to various risks and uncertainties. Such statements include, but are not limited to, statements regarding the anticipated closing of the offering, the Company’s anticipated use of the proceeds from the offering, the execution of the Company’s treasury strategy and other statements that are not historical facts, including statements which may be accompanied by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Actual results could differ materially from those described in these forward-looking statements due to certain factors, including without limitation, the Company’s satisfaction of closing conditions for the offering, fluctuations in the market price of ETH and any associated impairment charges that the Company may incur as a result of a decrease in the market price of ETH below the value at which the Company’s ETH are carried on its balance sheet, changes in the accounting treatment relating to the Company’s ETH holdings, the Company’s ability to achieve profitable operations, government regulation of cryptocurrencies and online betting, changes in securities laws or regulations, customer acceptance of new products and services including our ETH treasury strategy, the demand for its products and its customers’ economic condition, the impact of competitive products and pricing, the lengthy sales cycle, proprietary rights of the Company, changes in applicable laws or regulations, and its competitors, general economic conditions and other risk factors detailed in the Company’s annual report and other filings with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and the Company does not undertake any responsibility to update the forward-looking statements in this press release.

Contact Information:

INVESTOR AND MEDIA RELATIONS

ir@sharplink.com